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                                                              Exhibit 23


                         Consent of Independent Auditors

We consent to the incorporation by reference of our report dated December 9, 1996, with respect to the consolidated financial statements and schedule of Commercial Intertech Corp. and subsidiaries included in this Annual Report (Form 10-K) for the year ended October 31, 1996, in the prospectus contained in the following registration statements:


 Registration
    Number               Description                          Filing Date
    ------               -----------                          -----------

    2-66710    Savings and Stock Purchase Plan for
                  Employees of Commercial Shearing, Inc. -
                  Form S-8 Registration Statement            June 23, 1986

    2-62512    Commercial Shearing, Inc. Stock Option and
                  Award Plan of 1985 - Forms S-8 and S-3
                  Registration Statement                     April 24, 1986

    33-25795   Non-Qualified Stock Purchase Plan of
                  Commercial Intertech Corp. - Form S-8
                  Registration Statement                     Nov. 29, 1988

    33-29980   Commercial Intertech Corp. Stock Option and
                  Award Plan of 1989 including Pre-Effective
                  Amendment No. 1 to Form S-8 Registration
                  Statement filed July 24, 1989              July 10, 1989

    33-43907   Commercial Intertech Corp. Retirement Stock
                  Ownership and Savings Plan - Form S-8
                  Registration Statement                     Nov. 13, 1991

    33-52443   Commercial Intertech Corp. Stock Option
                  and Award Plan of 1993 - Form S-8
                  Registration Statement                     Feb. 28, 1994

    33-61453   Commercial Intertech Corp. Stock Option
                  and Award Plan of 1995 - Form S-8
                  Registration Statement                     August 1, 1995



                                       /s/ Ernst & Young LLP



Cleveland, Ohio
January 22, 1997

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